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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT: (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 13, 1998



                              NAB ASSET CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




         TEXAS                         0-19391                             76-0332956
(STATE OF INCORPORATION)       (COMMISSION FILE NUMBER)         (IRS EMPLOYER IDENTIFICATION NO.)



                             23361 MADERO, SUITE 200
                            IRVINE, CALIFORNIA 92691
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)



                                  949/465-0244
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

        On November 6, 1998 and November 13, 1998 the Company sold approximately $28,000,000 of residential construction loans to two financial institutions, First American Bank, SSB, Dallas, Texas and First Federal Savings Bank of North Texas, Dallas, Texas.

        The purchase price, paid in cash and determined by negotiation between the parties, was the then current outstanding principal balance of the loans plus accrued interest through the date of closing. The Company recorded no gains or losses as a result of the transactions.




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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NAB ASSET CORPORATION

Dated: November 25, 1998                       By: /s/ ALAN FERREE
                                                   ----------------------------
                                                   Alan Ferree,
                                                   Chief Financial Officer



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